Electronically Filed
7/16/2020 8:18 AM
Steven D. Grierson
CLERK OF THE COURT

***NOTC***

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
***CHASEY LAW OFFICES***
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

**EIGHTH JUDICIAL DISTRICT COURT**

**CLARK COUNTY, NEVADA**

| | |
|---|---|
| In the Matter of | CASE NO.: A-20-816264-B |
| | DEPT NO.: XVI |
| PAN GLOBAL, CORP., a Nevada Corporation, [Nevada Entity No. E0205902010-1], | |
| (Petition of Custodian Ventures, LLC), | |

***NOTICE OF ENTRY OF ORDER***

PLEASE TAKE NOTICE that on the 15th day of July, 2020 the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 16th day of July, 2020.

CHASEY LAW OFFICES

/s/ Peter Chasey

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

**CERTIFICATE OF SERVICE**

I hereby certify that on the 16th day of July, 2020, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Pan Global, Corp.
123 W. Nye Lane, Suite 129
Carson City, NV 89706

Vstock Transfer, LLC
18 Lafayette Place
Woodmere, NY 11598

AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
07/15/2020 1:36 PM
CLERK OF THE COURT

***ORDR***

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
***CHASEY LAW OFFICES***
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

**EIGHTH JUDICIAL DISTRICT COURT**

**CLARK COUNTY, NEVADA**

| | |
|---|---|
| In the Matter of<br><br>PAN GLOBAL, CORP., a Nevada Corporation, [Nevada Entity No. E0205902010-1],<br><br>(Petition of Custodian Ventures, LLC), | CASE NO.: A-20-816264-B<br>DEPT NO.: XVI<br><br>**ORDER APPOINTING CUSTODIAN [NRS 78.347(1)(B)]** |

THE COURT, having considered Petitioner, CUSTODIAN VENTURES, LLC's Motion for Appointment of Custodian for PAN GLOBAL, CORP., a Nevada Corporation [Nevada Entity No. E0205902010-1], proper notice having been given to the officers and directors of PAN GLOBAL, CORP. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner CUSTODIAN VENTURES, LLC is appointed custodian of PAN GLOBAL, CORP.

2. CUSTODIAN VENTURES, LLC shall revive and/or reinstate PAN GLOBAL, CORP. with the Nevada Secretary of State.

3. CUSTODIAN VENTURES, LLC shall appoint officers and directors to serve during the Custodianship of PAN GLOBAL, CORP.

4. CUSTODIAN VENTURES, LLC is authorized to take reasonable and prudent action on behalf of PAN GLOBAL, CORP., including negotiating and compromising debt, executing contracts and other agreements, filing Amendments to the Articles of Incorporation to change the corporation's name, issue authorized common shares and preferred shares, authorize additional shares of common, authorize additional shares of preferred shares, designate and authorize additional classes of preferred shares, convert preferred shares to common shares, eliminate a class or classes of preferred shares, and amend the preferences on any class of preferred shares, and to initiate litigation in PAN GLOBAL, CORP.'s name as deemed reasonable and prudent in connection with or related to the performance of the Custodian's duties.

5. CUSTODIAN VENTURES, LLC shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and the shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.

6. The record transfer agent for PAN GLOBAL, CORP. is hereby authorized and directed to cooperate with CUSTODIAN VENTURES, LLC concerning delivery of the shareholder list for PAN GLOBAL, CORP.

7. CUSTODIAN VENTURES, LLC shall file a Custodian Amendment to the Articles of Incorporation for PAN GLOBAL, CORP. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning CUSTODIAN VENTURES, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that PAN GLOBAL, CORP. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, CUSTODIAN VENTURES, LLC, is authorized to continue the business of PAN GLOBAL, CORP. for the benefit of the corporation and its shareholders.

(d) A statement that CUSTODIAN VENTURES, LLC will reinstate PAN GLOBAL, CORP.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

8. CUSTODIAN VENTURES, LLC, as custodian of PAN GLOBAL, CORP., shall submit a report to this Court of the actions taken by the Custodian every 3 months from the date of Notice of Entry of this Order while the custodianship remains active.

**IT IS SO ORDERED.**

Dated this _____ day of ________________, 2020.

Dated this 15th day of July, 2020

Nancy L Allf

DISTRICT COURT JUDGE

869 FEA 6C1D 5334
Nancy Allf
District Court Judge

Respectfully Submitted by:
CHASEY LAW OFFICES

Peter Chasey

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

**CSERV**

DISTRICT COURT
CLARK COUNTY, NEVADA

| | |
|---|---|
| Custodian Ventures, LLC, Plaintiff(s)<br><br>vs.<br><br>Efleets Corporation, Defendant(s) | CASE NO: A-20-816256-B<br><br>DEPT. NO. Department 27 |

**AUTOMATED CERTIFICATE OF SERVICE**

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 7/15/2020

Peter Chasey peter@chaseylaw.com